25. NET REVENUE FROM SALES (Details Narrative)	12 Months Ended
Dec. 31, 2020
Net Revenue From Sales
Description of nature of goods and services	(i) the production and sale of steel, cement and iron ore, (ii) the provision of maritime freight services, in the case of iron ore export sales, and rail and port logistics services and (iii) sales of energy.
Description of timing of revenue recognition	1. Identification of the contract for sale of goods or provision of services; 2. Identification of the performance obligations; 3. Determination of the contract value; 4. Determination of the value allocated to each performance obligation included in the contract; and 5. Revenue recognition over time or at the time the performance obligations are completed.
Description of payment terms	All sales of goods and provisions of services are payable within 30 days of the invoice date.